Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of May 7, 2013 by and between Trulia, Inc., a Delaware corporation (“Parent”), and the undersigned shareholder (the “Shareholder”) of Market Leader, Inc., a Washington corporation (the “Company”).

WITNESSETH:

WHEREAS, Parent, Mariner Acquisition Corp., a Washington corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger of even date herewith (as amended, supplemented or modified from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) pursuant to which all outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Merger Agreement.

WHEREAS, as of the date hereof, the Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”)) of that number of shares of the outstanding capital stock of the Company, and the holder of stock awards to purchase or receive such number of shares of capital stock of the Company, in each case, as set forth on the signature page of this Agreement.

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Shareholder (in the Shareholder’s capacity as such) has agreed to enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof, or (ii) such date and time as the Merger shall become consummated in accordance with the terms and provisions of the Merger Agreement.

(b) “Person” shall mean any individual, corporation, limited liability company, general or limited partnership, trust, unincorporated association or other entity of any kind or nature, or any governmental authority.

(c) “Shares” shall mean (i) all equity securities of the Company (including all shares of Company Common Stock, Company Preferred Stock, and all additional Company Options, Company Restricted Stock Units, Company Stock Appreciation Rights and other rights to acquire shares of Company Common Stock) owned by the Shareholder as of the date hereof, and (ii) all additional equity securities of the Company (including all additional shares of Company Common Stock, Company Preferred Stock and all additional Company Options, Company Restricted Stock

Units, Company Stock Appreciation Rights, warrants and other rights to acquire shares of Company Common Stock) of which the Shareholder acquires ownership during the period from the date of this Agreement through the Expiration Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).

(d) “Transfer.” A Person shall be deemed to have effected a “Transfer” of a Share if such Person directly or indirectly (i) sells, pledges, encumbers, hypothecates, assigns, grants an option with respect to (or otherwise enters into a hedging arrangement with respect to), transfers, tenders or disposes (by merger, by testamentary disposition, by operation of law or otherwise) of such Share or any interest in such Share, (ii) deposits any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) or (ii).

2. Transfer Restrictions. The Shareholder shall not Transfer (or cause or permit the Transfer of) any of the Shares, or enter into any agreement relating thereto, except (i) by using already-owned Shares (or effecting a “net exercise” of a Company Stock Award) either to pay the exercise price upon the exercise of a Company Stock Award or to satisfy the Shareholder’s tax withholding obligation upon the exercise of a Company Stock Award, in each case as permitted pursuant to the terms of any Employee Plan, (ii) transferring Shares to Affiliates, immediate family members, a trust established for the benefit of Shareholder and/or for the benefit of one or more members of Shareholder’s immediate family or charitable organizations or upon the death of the Shareholder, provided that, as a condition to such Transfer, the recipient agrees to be bound by this Agreement and delivers a Proxy (as defined below) in the form attached hereto as Exhibit A, or (iii) with Parent’s prior written consent and in Parent’s sole discretion (such exceptions set forth in sections (i) through (iii), referred to as “Permitted Transfers”). Any Transfer (other than a Permitted Transfer), or purported Transfer (other than a Permitted Transfer), of Shares in breach or violation of this Agreement shall be void and of no force or effect.

3. Agreement to Vote Shares.

(a) At every meeting of the shareholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of Company, the Shareholder (in the Shareholder’s capacity as such) agrees to, unconditionally and irrevocably, to the extent not voted by the Person(s) appointed under the Proxy, or to cause the holder of record on any applicable record date to, vote all Shares that are then-owned by such Shareholder and entitled to vote or act by written consent:

(i) in favor of the approval of the Merger Agreement, and in favor of any other matters presented or proposed as to approval of the Merger or any part or aspect thereof or any other transactions contemplated by the Merger Agreement;

(ii) against approval of any proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement or the Merger or any other transactions contemplated by the Merger Agreement;

(iii) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of its Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of its Subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries, (D) any material change in the capitalization of the Company or any of its Subsidiaries, or the corporate structure of the Company or any of its Subsidiaries, (E) any Acquisition Proposal or Acquisition Transaction or (F) any other action that is intended to, or would reasonably be expected to materially, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement;

(iv) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Shareholder contained in this Agreement; and

(v) in favor of any other matter necessary or appropriate to the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

(b) The Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

4. No Solicitation.

(a) The Shareholder shall immediately cease any and all existing activities, discussions or negotiations with any Persons (other than Parent and Merger Sub) conducted heretofore with respect to any Acquisition Proposal. From and after the date hereof until the Expiration Date, Shareholder shall as promptly as practicable notify Parent of (w) any Acquisition Proposal it receives in its capacity as a shareholder of the Company, (x) any request it receives in its capacity as a shareholder of the Company for non-public information relating to the Company or its Subsidiaries that would reasonably be expected to lead to an Acquisition Proposal, (y) any inquiry it receives in its capacity as a shareholder of the Company that would reasonably be expected to lead to an Acquisition Proposal, (ii) if such Acquisition Proposal, request or inquiry is in writing, deliver to Parent a copy of such Acquisition Proposal, request or inquiry and any related draft agreements and other written material setting forth the terms and conditions of such Acquisition Proposal, and (iii) if such Acquisition Proposal, request or inquiry is oral, provide to Parent a summary of the material terms and conditions thereof. Shareholder shall keep Parent reasonably informed on a prompt and timely basis of the status and material details of any such Acquisition Proposal and with respect to any material change to the terms of any such Acquisition Proposal. This Section 4(a) shall not apply to any Acquisition Proposal received by the Company.

(b) At all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, the Shareholder shall not, directly or indirectly:

(i) solicit, initiate, knowingly encourage, facilitate or induce the making, submission or announcement of, an Acquisition Proposal or an Acquisition Transaction;

(ii) furnish to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or any of its Subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub), or take any other action, in each case in a manner that is intended or would be reasonably expected to assist or facilitate any inquiries or the making of any proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal or an Acquisition Transaction;

(iii) participate or engage in discussions or negotiations with any Person that is seeking to make or has made an Acquisition Proposal or an Acquisition Transaction, except to state that such discussions or negotiations are not permitted pursuant to these provisions; or

(iv) propose or agree to do any of the foregoing.

5. Agreement Not to Exercise Dissenters’ Rights. The Shareholder shall not exercise, and hereby irrevocably and unconditionally waives, any statutory rights (including, without limitation, under Chapter 23B.13 of the Washington Business Corporations Act) to demand the fair value of any Shares that may arise in connection with the Merger.

6. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict a Shareholder who is a director or officer of the Company from acting in such capacity or fulfilling the obligations of such office, including by voting, in his capacity as a director of the Company, in the Shareholder’s sole discretion on any matter (it being understood that this Agreement shall apply to the Shareholder solely in the Shareholder’s capacity as a shareholder of the Company). In this regard, the Shareholder shall not be deemed to make any agreement or understanding in this Agreement in Shareholder’s capacity as a director or officer of the Company.

7. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Shareholder shall deliver to Parent a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permissible by law, with respect to the Shares.

8. Update of Beneficial Ownership Information. Promptly following the written request of Parent or upon the acquisition of any additional Shares, the Shareholder shall send to Parent a notice in the form of Exhibit B hereto, setting forth the number of Shares beneficially owned by such Shareholder as of the record date of the Company Shareholder Meeting.

9. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Parent as follows:

(a) Power; Organization; Binding Agreement. The Shareholder has full power and authority (or capacity, in the case of Shareholders that are natural persons) to execute and deliver this Agreement and the Proxy, to perform the Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby. In the case of Shareholders that are not natural persons, such Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). This Agreement has been duly executed and delivered by the Shareholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) No Conflicts. None of the execution and delivery by the Shareholder of this Agreement, the performance by the Shareholder of its obligations hereunder or the consummation by the Shareholder of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which the Shareholder is a party or by which the Shareholder may be bound, including any voting agreement or voting trust, (ii) violate any Law or Order applicable to the Shareholder or (iii) violate the constituent or organizational document of such Shareholder, in the case of Shareholders that are not natural person.

(c) Ownership of Shares. The Shareholder (i) is the sole beneficial owner of the shares of Company Common Stock set forth on the signature page of this Agreement, all of which are free and clear of any Liens (except any Liens arising under securities laws or arising hereunder), and (ii) is the sole holder of the Company Stock Awards that are exercisable or redeemable for the number of shares of Company Common Stock set forth on the signature page of this Agreement, all of which Company Stock Awards and shares of Company Common Stock issuable upon the exercise or redemption of such Company Stock Awards are free and clear of any Liens (except any Liens arising under securities laws, arising under the plans pursuant to which such Company Stock Awards were granted or arising hereunder), and (iii) except as set forth on the signature page to this Agreement, does not own, beneficially or otherwise, any securities of the Company other than the Shares set forth on the signature page of this Agreement.

(d) Voting Power. The Shareholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares held by Shareholder, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and arising under the terms of this Agreement.

(e) No Finder’s Fees. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement based upon arrangements made by or on behalf of the Shareholder in his or her capacity as such.

(f) Reliance by Parent. The Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement.

(g) No Legal Actions. Shareholder agrees that Shareholder will not in Shareholder’s capacity as a Shareholder of the Company bring, commence, institute, maintain, prosecute or voluntarily aid any Legal Proceeding, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by Shareholder, either alone or together with the other Company voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Company Board, breaches any fiduciary duty of the Company Board or any member thereof.

10. Certain Restrictions. The Shareholder shall not, directly or indirectly, take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect in any respect.

11. Disclosure. The Shareholder shall permit Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger, the Shareholder’s identity and ownership of Shares and the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement.

12. No Ownership Interest. Except as provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to Shareholder.

13. Further Assurances. Subject to the terms and conditions of this Agreement, upon request of Parent, the Shareholder shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Shareholder’s obligations under this Agreement.

14. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Shareholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares of the Shareholder (and that this Agreement places limits on the voting and transfer of such Shares).

15. Termination. This Agreement and the Proxy, and all rights and obligations of the parties hereunder and thereunder, shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 15 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any intentional breach of this Agreement prior to such termination. Section 5 shall survive any termination of this Agreement.

16. Miscellaneous.

(a) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect. In the event any Governmental Entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the original intent of the parties hereto with respect to such provision.

(b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties (whether by operation of law or otherwise) without prior written consent of the other.

(c) Amendments; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

(d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

(e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice), or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to Parent:

Trulia, Inc.

116 New Montgomery Street, Suite 300

San Francisco, California 94105

Attention: General Counsel

Telecopy No.: (866) 658-4763

with a copy to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, California 94304-1050

Attention: Rezwan D. Pavri and Michael S. Ringler

Telecopy No.: (650) 493-6811

If to the Shareholder:

[Shareholder Name]

Market Leader, Inc.

11332 NE 122nd Way, Suite 200

Kirkland, Washington 98034

Telecopy No.: (425) 952-5651

with a copy to:

Perkins Coie LLP

1201 Third Avenue, Suite 4900

Seattle, Washington 98101

Attention: Eric DeJong

Telecopy No.: (206) 359-4793

(f) No Waiver. The failure of either party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with its obligation under this Agreement, and any custom or practice of the parties at variance with the terms of this Agreement, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(g) No Third Party Beneficiaries. This Agreement is not intended to confer and does not confer upon any person other than the parties hereto any rights or remedies hereunder.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(i) Submission to Jurisdiction. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue in the Court of Chancery of the State of Delaware or, if under applicable Law exclusive jurisdiction over such matter is vested in the federal courts, any court of the United States located in the State of Delaware in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, and to the fullest extent permitted by law, waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and venue.

(j) Rules of Construction. The parties hereto hereby waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(k) Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations, agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

(l) Interpretation.

(i) Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”

(ii) The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect or be deemed to affect the meaning or interpretation of this Agreement.

(m) Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

(n) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

(o) No Obligation to Exercise Options or Warrants. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall obligate the Shareholder to exercise any Company Stock Awards, warrant or other right to acquire any shares of Company Common Stock.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

TRULIA, INC.	SHAREHOLDER

By:	By:
Name:	Name:
Title:	Title:

Shares beneficially owned as of the date hereof:

shares of Company Common Stock

shares of Company Common Stock issuable upon exercise of outstanding options shares of Company Common Stock issuable upon vesting of Company Restricted Stock Units number of Company Stock Appreciation Rights

[Signature Page to Voting Agreement]

EXHIBIT A

IRREVOCABLE PROXY

The undersigned shareholder (the “Shareholder”) of Market Leader, Inc., a Washington corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Trulia, Inc., a Delaware corporation (“Parent”), acting through any of its Chief Executive Officer, Chief Financial Officer, General Counsel or other duly authorized designee, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or equity securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy until the Expiration Date (as defined below); provided, however, that such proxy and voting and related rights are expressly limited to the matters discussed in clauses (i) through (v) in the fourth paragraph of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares concerning the subject matter of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares concerning the subject matter of this Irrevocable Proxy until after the Expiration Date.

This Irrevocable Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Parent and the undersigned Shareholder (the “Voting Agreement”), and is granted as a condition and inducement to the willingness of Parent and Mariner Acquisition Corp., a Washington corporation and wholly-owned subsidiary of Parent (“Merger Sub”), to enter into that certain Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), among Parent, Merger Sub, and the Company. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) pursuant to which all outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Merger Agreement.

As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof, or (ii) such date and time as the Merger shall become consummated in accordance with the terms and provisions of the Merger Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of shareholders of the Company and in every written consent in lieu of such meeting:

(i) in favor of the approval of the Merger Agreement, and in favor of any other matters presented or proposed as to approval of the Merger or any part or aspect thereof or any other transactions contemplated by the Merger Agreement;

(ii) against approval of any proposal made in opposition to, in competition with, or be inconsistent with, the Merger Agreement or the Merger or any other transactions contemplated by the Merger Agreement;

(iii) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of its Subsidiaries, (B) any sale, lease or transfer of all or substantially all of assets of the Company or any of its Subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries, (D) any material change in the capitalization of the Company or any of its Subsidiaries, or the corporate structure of the Company or any of its Subsidiaries, (E) any Acquisition Proposal or Acquisition Transaction or (F) any other action that is intended to, or would reasonably be expected to materially, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement;

(iv) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of Shareholder contained in this Agreement; and

(v) in favor of any other matter necessary or appropriate to the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter. The undersigned Shareholder may vote the Shares in its sole discretion on all other matters. For the avoidance of doubt, clauses (i) through (v) in the fourth paragraph of this Irrevocable Proxy shall not apply to votes, if any, on the election or removal of directors as recommended by the Company’s Board of Directors (provided such recommendation is not in violation of the terms of the Merger Agreement). The undersigned Shareholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this Irrevocable Proxy and hereby revokes any proxy previously granted by the undersigned Shareholder with respect to the Shares concerning the subject matter of this Irrevocable Proxy.

Any obligation of the undersigned hereunder shall be binding upon the successors and permitted assigns of the undersigned.

This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: [—], 2013	SHAREHOLDER

By:
Name:
Title:

[Signature Page to Irrevocable Proxy]

EXHIBIT B

NOTICE OF BENEFICIAL OWNERSHIP

[DATE]1

The undersigned shareholder (the “Shareholder”) of Market Leader, Inc., a Washington corporation (the “Company”), hereby notifies Trulia, Inc., a Delaware corporation (“Parent”) that, as of the date hereof, such Shareholder beneficially owns the number of Shares set forth below. Terms used but not defined in this Notice have the meaning ascribed to them in the Voting Agreement, dated [—], 2013, by and between Parent and the undersigned Shareholder.

[SHAREHOLDER]

By:
Name:
Title:

Shares beneficially owned as of the date hereof:

            shares of Company Common Stock

            shares of Company Common Stock issuable upon exercise of outstanding options shares of Company Common Stock issuable upon vesting of outstanding Company Restricted Stock Units number of Company Stock Appreciation Rights

[1]	Record Date of Company Shareholder Vote.